BLACKROCK FUNDSSM

BlackRock Emerging Markets Dividend Fund

(the “Fund”)

Supplement dated April 3, 2018 to the Summary Prospectuses and the

Prospectuses of the Fund, dated January 25, 2018

Effective April 1, 2018, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectuses entitled “Portfolio Manager” and the section of the Prospectuses entitled “Fund Overview — Portfolio Manager” are deleted in their entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Stephen Andrews	2018	Managing Director of BlackRock, Inc.
Emily Fletcher, CFA	2018	Director of BlackRock, Inc.

The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — About the Portfolio Manager of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND
The Fund is managed by a team of financial professionals. Stephen Andrews and Emily Fletcher, CFA, are the portfolio managers of the Fund and are primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio managers.

The section of the Prospectuses entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Portfolio Manager Information

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Stephen Andrews	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2018	Managing Director of BlackRock, Inc. since 2017; Head of Asian Financial Research and Co-Head of Global Banks at Deutsche Bank from 2016 to 2017; Head of Asian Financial Research at UBS from 2011 to 2016.
Emily Fletcher, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2018	Director of BlackRock, Inc. since 2016; Vice President of BlackRock, Inc. from 2012 to 2016.

Shareholders should retain this Supplement for future reference.

ALLPR-EMDIV-0418SUP